SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005


                              STATION CASINOS, INC
                              --------------------
             (Exact name of registrant as specified in its charter)


          Nevada                    000-21640                88-0136443
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(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada                     89102
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)



ITEM 8.01    OTHER EVENT

     On January 14, 2005, Station Casinos, Inc. issued a press release announcing that it has issued a notice to redeem the remaining $16.89 million of its outstanding 8 3/8% senior notes due 2008 on February 15, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Station Casinos, Inc.



Date: January 14, 2005                 By: /s/ Glenn C. Christenson
                                           -------------------------------------
                                           Glenn C. Christenson
                                           Executive Vice President, Chief
                                           Financial Officer, Chief
                                           Administrative Officer and Treasurer